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                                                                   EXHIBIT 10.45
                                 William Merker


Paul Provost, Director
Standard Automotive Corporation


                                               July 31, 2001

Dear Paul,

           Reference is hereby made to certain resolutions of the Board of Directors of Standard Automotive Corp. ("Standard") dated May 16, 2001 which recite the terms and conditions of a settlement (the "Settlement') by and between William Merker and Standard. Pursuant to the Settlement, 200,000 shares of Standard common stock are to be valued by an appraisal company. Standard has requested that William Merker pay the fees of the appraisal company. The parties hereto agree that William Merker will pay for the appraisal, however, in the event that following the appraisal William Merker is required to execute a promissory note pursuant to the terms of the Settlement, then, the amount of the promissory note will be reduced by an amount equal to which William Merker paid to the appraisal company.

                                    Very truly yours,

                                    /s/ WILLIAM MERKER

                                    William Merker

Accepted and Agreed to:


Standard Automotive Corporation


By: /s/ PAUL PROVOST
   -----------------------------
    Paul Provost, Director